EXHIBIT 10.27.2

SECOND AMENDMENT OF LOAN AGREEMENT AND CONSENT
THIS SECOND AMENDMENT OF LOAN AGREEMENT AND CONSENT (this "Amendment") is made as of October 7, 2016 by and among CINEDIGM CORP., a Delaware corporation ("Borrower"), the lenders signing this Amendment below (the "Required Lender"), and CORTLAND CAPITAL MARKET SERVICES LLC, solely in its capacity as administrative agent for the Lenders and collateral agent for the Secured Parties (collectively, in such capacities, together with its successors and assigns in such capacities, the "Agent").
RECITALS
WHEREAS, the Borrower, the lenders party thereto together with any lender party thereto via a joinder (collectively, the "Lenders") and Agent are parties to that certain Second Lien Loan Agreement dated as of July 14, 2016, as amended by that certain First Amendment of Loan Agreement dated as of August 4, 2016 by and among the Required Lender, the Borrower and the Agent (collectively, the "Original Loan Agreement"; and together with this Amendment, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Original Loan Agreement) pursuant to which Lenders have made certain loans available to the Borrower; and
WHEREAS, Borrower has requested that certain provisions of the Original Loan Agreement be amended, in each case as more particularly set forth below, and Required Lender and Agent are willing to effect such amendments as provided in, and on the terms and conditions contained in, this Amendment;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendments to Loan Agreement.  Subject to the terms and conditions hereof and in accordance with Section 10.1 of the Loan Agreement, the parties hereto hereby acknowledge and agree that the Loan Agreement is hereby amended as follows:
(a)  The following definition is added to Section 1.1 in its applicable alphabetical order:
""Second Amendment Effective Date" means October 7, 2016."
""Special Lender" means any Lender or any Subsequent Lender, (i) whose Subsequent Loan is disbursed to Borrower on or after the Second Amendment Effective Date, (ii) whose status as a "Special Lender" has been consented to in writing by the Required Lender(s), Agent and Borrower and (iii) as set forth on Schedule III – Special Lenders (as may be modified from time to time upon receipt of the consent set forth in clause (ii) of this definition) attached hereto."
(b) Section 2.1(b) is hereby deleted in its entirety and replaced with the following:

"Section 2.1(b)  Subsequent Loans and Subsequent Shares.  Subject to the terms and conditions herein, the Borrower may incur Subsequent Loans following the Initial Closing Date in an aggregate amount not to exceed $13,000,000.00; provided that any such Subsequent Loans shall be on the same terms and conditions as the Initial Loans and subject to the terms of the Loan Documents.  On each Subsequent Closing Date, (i) the applicable Lender(s) shall make their Subsequent Loans available to the Borrower as allocated among such applicable Lender(s) on Schedule II attached hereto (as may be modified from time to time), and (ii) the Borrower shall sell and issue to the applicable Lender(s), in connection with and in exchange for the making of their Subsequent Loans, the Subsequent Shares in an amount equal to the lesser of (a) 98,000 Subsequent Shares or (b) such number of Subsequent Shares (based on the closing price of the Class A Common Stock on the Nasdaq Global Market, or the other primary securities exchange on which the Class A Common Stock is listed, on the trading day immediately prior to such Subsequent Closing Date) as is equal in value to 98,000 Initial Shares (based on the closing price of the Class A Common Stock on the Nasdaq Global Market on the Initial Closing Date) per $1 million original principal amount of Subsequent Loans, which Subsequent Shares shall be allocated among the applicable Lender(s) as set forth on Schedule II attached hereto on such Subsequent Closing Date, and with the purchase price allocated to such Subsequent Shares being $1.16; provided, that in the event an applicable Lender is consented to as a Special Lender, Borrower agrees to sell and issue to such Special Lender, in connection with and in exchange for the making of its Subsequent Loan, the Subsequent Shares in an amount equal to 98,000 Subsequent Shares per $1 million original principal amount of its Subsequent Loan as set forth for such Special Lender on Schedule II attached hereto, with the purchase price allocated to such Shares being $1.16."
(c) The attached Schedule III – Special Lenders is hereby added to the Loan Agreement immediately following Schedule II.
(d) Exhibit G of the Original Loan Agreement is hereby deleted and replaced with Exhibit G attached hereto.
2. Consent to Status as a Special Lender.  Each of the Required Lender, Borrower and Agent hereby consents to each of the following Subsequent Lenders having the status of a "Special Lender":
Terry C. Hackett Trust
UVE Partners LLC
Lotus Investors LLC
Hudson Asset Partners LLC

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Hedy Klineman Marital Trust
3. Representations and Warranties.  By its execution hereof, Borrower hereby represents and warrants to the Required Lender and the Agent as follows:
(a) no Default or Event of Default exists under the Loan Agreement or any of the other Loan Documents as of the date hereof or would result from the amendments contemplated hereby;
(b) the representations and warranties contained in Article III of the Loan Agreement or in any other Loan Document, or which are contained in any of the financial statements from time to time certified by the Borrower and furnished pursuant thereto, are true and correct on and as of the date hereof (except that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date);
(c) it has the requisite corporate or organizational power and authority and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby; and
(d) this Amendment has been duly executed and delivered by a Responsible Officer of Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.
4. Conditions to Effectiveness.  This Amendment shall become effective upon the date on which all of the following conditions precedent have been satisfied (or otherwise waived in accordance with Section 10.1 of the Loan Agreement, as in effect prior to giving effect to this Amendment) (the "Effective Date"):
(a) Counterparts of Document.  Receipt by Agent of executed original counterparts (or electronic copies followed promptly by originals) of this Amendment in form and substance satisfactory to Agent.
(b) Fees and Expenses.  Borrower shall have paid to Agent all out-of-pocket expenses accrued or incurred by Agent on or before the Effective Date (including all reasonable fees, charges and disbursements of counsel to Agent (directly to such counsel if requested by Agent)) plus such additional amounts of such fees, charges and disbursements as shall constitute its estimate of such reasonable fees, charges and disbursements incurred or to be incurred through the closing proceedings; provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Agent.
5. Effect of this Amendment.  Borrower agrees that, except as expressly provided herein or in the other documents to be executed and delivered to Agent and Required Lender in connection herewith, (a) the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect, and (b) this Amendment shall not be deemed to (i) be a waiver of, consent to, a modification of or amendment to any other term or condition of the Loan

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Agreement, any other Loan Document or any other agreement by and among Borrower, on the one hand, and Required Lender and Agent, on the other hand, (ii) prejudice any other right or rights which Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, or (iii) be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrowers, or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or any other Loan Document or any rights or remedies arising in favor of Lender under or with respect to any such documents.  References in the Loan Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") and in any other Loan Document to the "Loan Agreement" shall be deemed to be references to the Loan Agreement as modified hereby.  This Amendment shall be deemed incorporated into, and a part of, the Loan Agreement and shall constitute a "Loan Document" under and as defined in the Loan Agreement.
6. Reaffirmations.  Borrower hereby (a) agrees that this Amendment shall not limit or diminish the obligations of such Persons under, or release such Persons from any obligations under, the Loan Agreement and each other Loan Document to which such Person is a party, (b) confirms and reaffirms such Person's obligations under the Loan Agreement and each other Loan Document to which such Person is a party, and (c) agrees that the Loan Agreement (as modified hereby) and each other Loan Document remain in full force and effect and are hereby ratified and confirmed.
7. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law principles.
8. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), and by facsimile transmission or other electronic means, which signatures shall be considered original executed counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Each party to this Amendment agrees that it will be bound by its own facsimile or other electronically transmitted signature and that it accepts the facsimile or other electronically transmitted signature of each other party.
[Signature Page Follows]
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IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon  satisfaction of the conditions set forth   herein.
    BORROWER:
CINEDIGM CORP.
By:  /s/ Jeffrey Edell
Name:  Jeffrey Edell
Title:  Chief Financial  Officer

[Borrower's Counterpart Signature Page to Amendment]

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AGENT:                                                                                                                                 CORTLAND CAPITAL MARKET
SERVICES LLC

By: /s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

[Agent's Counterpart Signature Page to Amendment]

REQUIRED LENDER:	FIRST BANK & TRUST AS CUSTODIAN OF THE RONALD L. CHEZ IRA #1073
By:  /s/ Karen Rose
Name:  Karen Rose
Title:  Authorized Signatory

[Required Lender's Counterpart Signature Page to Amendment]

Schedule III – Special Lenders
Special Lender	Subsequent Loan Commitment	Date of Subsequent Loan

Terry C. Hackett Trust	$400,000	October __, 2016

UVE Partners LLC	$250,000	October __, 2016

Lotus Investors LLC	$75,000	October __, 2016

Hudson Asset Partners LLC	$150,000	October __, 2016

Hedy Klineman Marital Trust	$150,000	October __, 2016

[Required Lender's Counterpart Signature Page to Amendment]

Exhibit G - Form of Notice of Borrowing
Attached hereto is the Form of Notice of Borrowing.

Exhibit G to Second Lien Loan Agreement – Notice of Borrowing

Form of Notice of Borrowing
NOTICE OF BORROWING
To: Cortland Capital Market Services, LLC, as Agent
Please refer to the Second Lien Loan Agreement dated as of July 14, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among Cinedigm Corp. ("Borrower"), the lenders from time to time party thereto ("Lenders") and Cortland Capital Market Services LLC, as Agent.  Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement.
The undersigned hereby gives irrevocable notice, pursuant to Section 2.1(d) of the Loan Agreement, of a request hereby for the funding of a Loan as follows:
(i) The requested date for the funding of the Loan (which is a Business Day) is _________________, ____.
(ii) The aggregate amount of the Loan is $ ______________.
(iii) The Escrow Agent shall, upon receipt of written direction from the Administrative Agent so directing, fund the requested Loan into deposit account #[____________] maintained by the Borrower with [_______].
(iv) The Lenders for the Loan(s) is/are:
Name and Address	[Tax ID]	Bank Account Information	Amount of Loan

The undersigned hereby certifies that on the date hereof and on the date of funding of the requested Loan set forth above, and immediately before and after giving effect to the Loan requested hereby:  (i) there exists and there shall exist no Event of Default under the Loan Agreement; and (ii) each of the representations and warranties of Borrower contained in the Loan Agreement and the other Loan Documents is and shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) with the same effect as if then made, except to the extent that such representation or warranty is expressly stated to relate to a specific earlier date, in which case such representation or warranty shall be true and correct as of such earlier date in such respect.
Each request for the making of a Loan, evidenced by this Notice of Borrowing, is deemed to be a representation and warranty by Borrower that the conditions precedent set forth in Section

Exhibit G to Second Lien Loan Agreement – Notice of Borrowing

2.3(a) or 2.3(b), as applicable, of the Loan Agreement will be satisfied at the time of the making of such Loan.
[Signature Page Follows]

Exhibit G to Second Lien Loan Agreement – Notice of Borrowing

The Borrower has caused this Notice of Borrowing to be executed and delivered by its officer thereunto duly authorized on _______________, _______.

CINEDIGM CORP.
as Borrower
By:
Name:
Title:

Exhibit G to Second Lien Loan Agreement – Notice of Borrowing